SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2017
Disclosure of basis of preparation [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.1	BASIS OF PREPARATION

The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRSs”) as issued by the International Accounting Standards Board (“IASB”).

The consolidated financial statements have been prepared on a historical cost basis. The consolidated financial statements are presented in Chinese Yuan (“CNY”) and all values are rounded to the nearest thousands, except when otherwise indicated.

Basis of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries for the year ended December 31, 2017.

A subsidiary is an entity (including a structured entity), directly or indirectly, controlled by the Company. Control is achieved when the Group is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee (i.e., existing rights that give the Group the current ability to direct the relevant activities of the investee).

When the Company has, directly or indirectly, less than a majority of the voting or similar right of an investee, the Group considers all relevant facts and circumstances in assessing whether it has power over an investee, including:

(a)	the contractual arrangement with the other vote holders of the investee;
(b)	rights arising from other contractual arrangements; and
(c)	the Group’s voting rights and potential voting rights.

The financial statements of the subsidiaries are prepared for the same reporting period as the Company, using consistent accounting policies. The results of subsidiaries are consolidated from the date on which the Group obtains control, and continue to be consolidated until the date that such control ceases. All significant intercompany accounts and transactions have been eliminated in full.

Profit or loss and each component of other comprehensive income are attributed to owners of the Company and to the non-controlling interests, even if this results in the non-controlling interests having a deficit balance. All intra-group assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Group are eliminated in full on consolidation.

The Group reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control above. A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction.

If the Group loses control over a subsidiary, it derecognizes (i) the assets (including goodwill) and liabilities of the subsidiary, (ii) the carrying amount of any non-controlling interest and (iii) the cumulative translation differences recorded in equity; and recognizes (i) the fair value of the consideration received, (ii) the fair value of any investment retained and (iii) any resulting surplus or deficit in profit or loss. The Group’s share of components previously recognized in other comprehensive income is reclassified to profit or loss or retained earnings, as appropriate, on the same basis as would be required if the Group had directly disposed of the related assets or liabilities.

Going concern

As of December 31, 2017 and 2016, the Group had net current liabilities of CNY15.84 million (US$2.44 million) and CNY40.05 million, and shareholder’s deficiency in assets of CNY15.51 million (US$2.38 million) and equity of CNY13.20 million, respectively. In view of these circumstances, the directors have given consideration to the future liquidity and performance of the Group and its available sources of finance in assessing whether the Group will have sufficient financial resources to continue as a going concern. In order to improve the Group’s liquidity and cash flows to sustain the Group as a going concern, the directors of the Company have undertaken certain measures to improve the cash flows of the Group, which include but are not limited to the following: the Group has obtained confirmations for continuous financial support from Feishang Group and Feishang Enterprise Group Co., Ltd. (“Feishang Enterprise”), entities controlled by Mr. Li Feilie, who is the beneficial shareholder of the Company, which has stated that Feishang Group and Feishang Enterprise would provide continuous financial support to the Group in relation to the going concern of its operation, including payments on debts and will not recall any amounts due to them. Accordingly, in the opinion of the directors, it is appropriate for the consolidated financial statements to be prepared on a going concern basis.

2.2      CHANGES IN ACCOUNTING POLICIES AND DISCLOSURES

The Group has adopted the following revised IFRSs for the first time for the current year's financial statements, which are applicable to the Group.

Amendments to IAS 7	Disclosure Initiative
Amendments to IAS 12	Recognition of Deferred Tax Assets for Unrealized Losses

The nature and the impact of the amendments are described below:

(a)	Amendments to IAS 7 require an entity to provide disclosures that enable users of financial statements to evaluate changes in liabilities arising from financing activities, including both changes arising from cash flows and non-cash changes. Disclosure of the changes in liabilities arising from financing activities is provided in Note 23(b) to the financial statements.

(b)	Amendments to IAS 12 clarify that an entity, when assessing whether taxable profits will be available against which it can utilize a deductible temporary difference, needs to consider whether tax law restricts the sources of taxable profits against which it may make deductions on the reversal of that deductible temporary difference. Furthermore, the amendments provide guidance on how an entity should determine future taxable profits and explain the circumstances in which taxable profit may include the recovery of some assets for more than their carrying amount. The amendments have had no impact on the financial position or performance of the Group as the Group has no deductible temporary differences or assets that are in the scope of the amendments.

2.3	ISSUED BUT NOT YET EFFECTIVE INTERNATIONAL FINANCIAL REPORTING STANDARDS

The Group has not applied the following new and revised IFRSs, that have been issued but are not yet effective, in these financial statements:

Amendments to IFRS 2	Classification and Measurement of Share-based Payment Transactions (1)
Amendments to IFRS 4	Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts (1)
IFRS 9	Financial Instruments (1)
Amendments to IFRS 9	Prepayment Features with Negative Compensation (2)
Amendments to IFRS 10 and IAS 28	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture (3)
IFRS 15	Revenue from Contracts with Customers (1)
Amendments to IFRS 15	Clarifications to IFRS 15 Revenue from Contracts with Customers (1)
IFRS 16	Leases (2)
Amendments to IAS 40	Transfers of Investment Property (1)
IFRIC 22	Foreign Currency Transactions and Advance Consideration (1)
IFRIC 23	Uncertainty over Income Tax Treatments (2)
Annual improvements 2014-2016 Cycle	Amendments to IFRS 1 and IAS 28 (1)
Annual improvements 2015-2017 Cycle	Amendments to IFRS 3, IFRS 11, IAS 12 and IAS 23 (2)

1	Effective for annual periods beginning on or after January 1, 2018
2	Effective for annual periods beginning on or after January 1, 2019
3	No mandatory effective date yet determined but available for adoption

Further information about those IFRSs that are expected to be applicable to the Group is described below.

In July 2014, the IASB issued the final version of IFRS 9, bringing together all phases of the financial instruments project to replace IAS 39 and all previous versions of IFRS 9. The standard introduces new requirements for classification and measurement, impairment and hedge accounting. The Group will adopt IFRS 9 from January 1, 2018. The Group will not restate comparative information and will recognize any transition adjustments against the opening balance of equity at January 1, 2018. During 2017, the Group has performed a detailed assessment of the impact of the adoption of IFRS 9. The expected impacts relate to the classification and measurement and the impairment requirements and are summarized as follows:

(a)	Classification and measurement

The Group does not expect that the adoption of IFRS 9 will have a significant impact on the classification and measurement of its financial assets.

(b)	Impairment

IFRS 9 requires an impairment on debt instruments recorded at amortized cost or at fair value through other comprehensive income, lease receivables, loan commitments and financial guarantee contracts that are not accounted for at fair value through profit or loss under IFRS 9, to be recorded based on an expected credit loss model either on a twelve-month basis or a lifetime basis. The Group will apply the simplified approach and record lifetime expected losses that are estimated based on the present values of all cash shortfalls over the remaining life of all of its trade receivables. Furthermore, the Group will apply the general approach and record twelve-month expected credit losses that are estimated based on the possible default events on its other receivables within the next twelve months. The Group has determined that, due to the unsecured nature of its trade and other receivables, the provision for impairment will be constant upon the initial adoption of the standard.

IFRS 15, issued in May 2014, establishes a new five-step model to account for revenue arising from contracts with customers. Under IFRS 15, revenue is recognized at an amount that reflects the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. The principles in IFRS 15 provide a more structured approach for measuring and recognizing revenue. The standard also introduces extensive qualitative and quantitative disclosure requirements, including disaggregation of total revenue, information about performance obligations, changes in contract asset and liability account balances between periods and key judgements and estimates. The standard will supersede all current revenue recognition requirements under IFRSs. In April 2016, the IASB issued amendments to IFRS 15 to address the implementation issues on identifying performance obligations, application guidance on principal versus agent and licenses of intellectual property, and transition. The amendments are also intended to help ensure a more consistent application when entities adopt IFRS 15 and decrease the cost and complexity of applying the standard. The Group will adopt IFRS 15 from January 1, 2018 and plans to adopt the modified retrospective approach. During the year ended December 31, 2017, the Group performed a detailed assessment on the impact of the adoption of IFRS 15. Based on the assessment, the Group expects that there will be no material impacts on its consolidated financial statements upon the adoption of IFRS 15.

IFRS 16, issued in January 2016, replaces IAS 17 Leases, IFRIC 4 Determining whether an Arrangement contains a Lease, SIC-15 Operating Leases - Incentives and SIC-27 Evaluating the Substance of Transactions Involving the Legal Form of a Lease. The standard sets out the principles for the recognition, measurement, presentation and disclosure of leases and requires lessees to recognize assets and liabilities for most leases. The standard includes two elective recognition exemptions for lessees – leases of low-value assets and short-term leases. At the commencement date of a lease, a lessee will recognize a liability to make lease payments (i.e., the lease liability) and an asset representing the right to use the underlying asset during the lease term (i.e., the right-of-use asset). The right-of-use asset is subsequently measured at cost less accumulated depreciation and any impairment losses unless the right-of-use asset meets the definition of investment property in IAS 40, or relates to a class of property, plant and equipment to which the revaluation model is applied. The lease liability is subsequently increased to reflect the interest on the lease liability and reduced for the lease payments. Lessees will be required to separately recognize the interest expense on the lease liability and the depreciation expense on the right-of-use asset. Lessees will also be required to remeasure the lease liability upon the occurrence of certain events, such as change in the lease term and change in future lease payments resulting from a change in an index or rate used to determine those payments. Lessees will generally recognize the amount of the remeasurement of the lease liability as an adjustment to the right-of-use asset. Lessor accounting under IFRS 16 is substantially unchanged from the accounting under IAS 17. Lessors will continue to classify all leases using the same classification principle as in IAS 17 and distinguish between operating leases and finance leases. IFRS 16 requires lessees and lessors to make more extensive disclosures than under IAS 17. Lessees can choose to apply the standard using either a full retrospective or a modified retrospective approach. The Group expects to adopt IFRS 16 from January 1, 2019. The Group is currently assessing the impact of IFRS 16 upon adoption and is considering whether it will choose to take advantage of the practical expedients available and which transition approach and reliefs will be adopted. As disclosed in Note 21(a) to the financial statements, at December 31, 2017, the Group had future minimum lease payments under non-cancellable operating leases in aggregate of CNY0.48 million. Upon adoption of IFRS 16, certain amounts included therein may need to be recognized as new right-of-use assets and lease liabilities. Further analysis, however, will be needed to determine the amount of new rights of use assets and lease liabilities to be recognized, including, but not limited to, any amounts relating to leases of low-value assets and short-term leases, other practical expedients and reliefs chosen, and new leases entered into before the date of adoption.

2.4	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Business combinations

The acquisition of subsidiaries and businesses under common control, where applicable, has been accounted for using merger accounting. The financial statements of the combining entities or businesses under common control are prepared for the same reporting period as the Company, using consistent accounting policies.

The merger method of accounting involves incorporating the financial statement items of the combining entities or businesses in which the common control combinations occurs as if they had been combined from the date when the combining entities or businesses first came under the control of the controlling shareholder. The net assets of the combining entities or businesses are combined using the existing book values from the controlling shareholder’s perspective. No amount is recognized in respect of goodwill or the excess of the acquirers’ interest in the net fair value of acquirees’ identifiable assets, liabilities and contingent liabilities over the cost of investment at the time of common control combination.

The consolidated statement of profit or loss includes the results of each of the combining entities or businesses from the earliest date presented or since the date when the combining entities or businesses first came under common control or since their respective dates of incorporation/establishment, where this is a shorter period, regardless of the date of the common control combination. All intra-group balances, transactions, unrealized gains and losses resulting from intra-group transactions and dividends are eliminated on consolidation.

Business combinations, other than business combinations under common control, are accounted for using the acquisition method. The consideration transferred is measured at the acquisition date fair value which is the sum of the acquisition date fair values of assets transferred by the Group, liabilities assumed by the Group to the former owner of the acquiree and the equity interests issued by the Group in exchange for control of the acquiree. For each business combination, the Group elects whether to measure the non-controlling interests in the acquiree that are present ownership interests and entitle their holders to a proportionate share of net assets in the event of liquidation at fair value or at the proportionate share of the acquiree’s identifiable net assets. All other components of non-controlling interests are measured at fair value. Acquisition-related costs are expensed as incurred.

When the Group acquires a business, it assesses the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date. This includes the separation of embedded derivatives in host contracts of the acquiree.

If the business combination is achieved in stages, the acquisition date fair value of the acquirer’s previously held equity interest in the acquiree is remeasured to fair value at the acquisition date through the consolidated statement of profit or loss.

Any contingent consideration to be transferred by the acquirer is recognized at fair value at the acquisition date. Contingent consideration classified as an asset or liability is measured at fair value with changes in fair value recognized in profit or loss. If the contingent consideration is not within the scope of IAS 39, it is measured in accordance with the appropriate IFRSs. Contingent consideration that is classified as equity is not remeasured and subsequent settlement is accounted for within equity.

Goodwill is initially measured at cost, being the excess of the aggregate of the consideration transferred, the amount recognized for non-controlling interests and any fair value of the Group’s previously held equity interests in the acquiree over the identifiable net assets acquired and liabilities assumed. If the sum of this consideration and other items is lower than the fair value of the net assets of the subsidiary acquired, the difference is, after reassessment, recognized in the consolidated statement of profit or loss as a gain on bargain purchase.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may be impaired. The Group performs its annual impairment test of goodwill as at December 31. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group’s cash-generating units, or groups of cash-generating units, that are expected to benefit from the synergies of the combination, irrespective of whether other assets or liabilities of the Group are assigned to those units or groups of units.

Impairment is determined by assessing the recoverable amount of the cash-generating unit (group of cash-generating units) to which the goodwill relates. Where the recoverable amount of the cash-generating unit (group of cash-generating units) is less than the carrying amount, an impairment loss is recognized. An impairment loss recognized for goodwill is not reversed in a subsequent period.

Where goodwill has been allocated to a cash-generating unit (or group of cash-generating units) and part of the operation within that until is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on the disposal. Goodwill disposed of in these circumstances is measured based on the relative value of the operation disposed of and the portion of the cash-generating unit retained.

(b)	Related parties

A party is considered to be related to the Group if:

(1)	the party is a person or a close member of that person’s family and that person

(i)	has control or joint control over the Group;
(ii)	has significant influence over the Group; or
(iii)	is a member of the key management personnel of the Group or of a parent of the Group;

or

(2)	the party is an entity where any of the following conditions applies:

(i)	the entity and the Group are members of the same group;
(ii)	one entity is an associate or joint venture of the other entity (or of a parent, subsidiary or fellow subsidiary of the other entity);
(iii)	the entity and the Group are joint ventures of the same third party;
(iv)	one entity is a joint venture of a third entity and the other entity is an associate of the third entity;
(v)	the entity is a post-employment benefit plan for the benefit of employees of either the Group or an entity related to the Group;
(vi)	the entity is controlled or jointly controlled by a person identified in (1);
(vii)	a person identified in (1)(i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity); and
(viii)	the entity, or any member of a group of which it is a part, provides key management personnel services to the Group or to the parent of the Group.

(c)	Property, plant and equipment and depreciation

Property, plant and equipment comprize buildings, mining structures, mining rights, machinery and equipment, motor vehicles, exploration rights and construction in progress.

Exploration rights are capitalized and amortized over the term of the license granted to the Group by the authorities.

When proved and probable coal reserves have been determined, costs incurred to develop coal mines are capitalized as part of the cost of the mining structures.

Buildings, mining structures, machinery and equipment, and motor vehicles are stated at cost less accumulated depreciation and any impairment losses. Expenditures for routine repairs and maintenance are expensed as incurred.

Mining rights are stated at cost less accumulated amortization and any impairment losses. The costs of mining rights are initially capitalized when purchased. If proved and probable reserves are established for a property and it has been determined that a mineral property can be economically developed, costs are capitalized and are amortized upon production based on actual units of production over the estimated proved and probable reserves of the mines. For mining rights in which proved and probable reserves have not yet been established, the Group assesses the carrying value for impairment at the end of each reporting period. The Group’s rights to extract minerals are contractually limited by time. However, the Group believes that it will be able to extend its licenses.

Mining related buildings, mining structures and mining related machinery and equipment are stated at cost less accumulated depreciation and any impairment losses. Those mining related assets for which proved and probable reserves have been established are depreciated upon production based on actual units of production over the estimated proved and probable reserves of the mines.

Reserve estimates are reviewed when information becomes available that indicates a reserve change is needed, or at a minimum once a year. Any material effect from changes in estimates is considered in the period the change occurs.

Depreciation for the following items is calculated on the straight-line basis over each asset’s estimated useful life down to the estimated residual value of each asset.

Estimated useful lives are as follows:

Non-mining related buildings	8 - 35 years
Non-mining related machinery and equipment	3 - 15 years
Motor vehicles	4 - 8 years

Residual values, useful lives and the depreciation method are reviewed and, adjusted if appropriate, at each reporting date.

When properties are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts and any profit or loss on disposition is recognized in the statement of profit or loss.

Construction in progress is carried at cost and is to be depreciated when placed into service over the estimated useful lives or units of production of those assets. Construction costs are capitalized as incurred. Interest is capitalized as incurred during the construction period.

(d)	Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either in the principal market for the asset or liability, or in the absence of a principal market, in the most advantageous market for the asset or liability. The principal or the most advantageous market must be accessible by the Group. The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

A fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Group uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorized within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole:

Level 1 – based on quoted prices (unadjusted) in active markets for identical assets or liabilities

Level 2 – based on valuation techniques for which the lowest level input that is significant to the fair value measurement is observable, either directly or indirectly

Level 3 – based on valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable

For assets and liabilities that are recognized in the financial statements on a recurring basis, the Group determines whether transfers have occurred between levels in the hierarchy by reassessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

(e)	Exploration and evaluation costs

Exploration and evaluation assets include topographical and geological surveys, exploratory drilling, sampling and trenching and activities in relation to commercial and technical feasibility studies, and expenditure incurred to secure further mineralization in existing bodies and to expand the capacity of a mine. Expenditure incurred prior to acquiring legal rights to explore an area is expensed as incurred.

Once the exploration right to explore has been acquired, exploration and evaluation expenditure is charged to the consolidated statement of profit or loss as incurred, unless a future economic benefit is more likely than not to be realized. Exploration and evaluation assets acquired in a business combination are initially recognized at fair value. They are subsequently stated at cost less accumulated impairment.

When it can be reasonably ascertained that a mining property is capable of commercial production, exploration and evaluation costs are transferred to tangible or intangible assets according to the nature of the exploration and evaluation assets. If any project is abandoned during the evaluation stage, the total expenditure thereon will be written off.

(f)	Impairment of non-financial assets

Where an indication of impairment exists, or when annual impairment testing for an asset is required (other than inventories, financial assets, etc.), the asset’s recoverable amount is estimated.

An impairment exists when the carrying value of an asset or cash-generating unit exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use, and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case the recoverable amount is determined for the cash-generating unit to which the asset belongs. The calculation of fair value less costs of disposal is based on available data from binding sales transactions in arm’s length transactions of similar assets or observable market prices less incremental costs for disposing of the asset or other appropriate valuation techniques. The value in use calculation is based on a discounted cash flow model, using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. An impairment loss is charged to the consolidated statement of profit or loss in the period in which it arises in those categories consistent with the function of the impaired asset.

An assessment is made at the end of each reporting period as to whether there is an indication that previously recognized impairment losses may no longer exist or may have decreased. If such an indication exists, the recoverable amount is estimated. A previously recognized impairment loss of an asset other than goodwill is reversed only if there has been a change in the estimates used to determine the recoverable amount of that asset, but not to an amount higher than the carrying amount that would have been determined (net of any depreciation/amortization) had no impairment loss been recognized for the asset in prior years.

(g)	Financial assets

As at December 31, 2017 and 2016, the Group’s financial assets within the scope of IAS 39 are all classified as loans and receivables. All financial assets are recognized initially at fair value plus transaction costs that are attributable to the acquisition of the financial assets.

All regular way purchases and sales of financial assets are recognized on the trade date, that is, the date that the Group commits to purchase or sell the asset. Regular way purchases or sales are purchases or sales of financial assets that require delivery of assets within the period generally established by regulation or convention in the marketplace.

Subsequent measurement of loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They are included in current assets, except for those with maturities greater than 12 months after the reporting date, which are classified as non-current assets. Loans and receivables are included in “prepayments, deposits and other receivables”, “cash and cash equivalents” and “rehabilitation fund” in the consolidated statement of financial position. These assets are subsequently carried at amortized cost using the effective interest method (“EIR”) less any provision for impairment. Gains and losses are recognized in interest income or finance costs in the consolidated statement of profit or loss when the loans and receivables are derecognized as well as through the amortization process.

Fair value of loans and receivables

As at December 31, 2016, the carrying amounts of the rehabilitation fund are not materially different from their fair values. The carrying values of other financial assets approximated to their fair values due to the short-term maturities of these instruments.

Impairment of loans and receivables

The Group assesses at the end of each reporting date whether there is objective evidence that the loans and receivables are impaired. The Group first assesses whether impairment exists individually for loans and receivables that are individually significant, or collectively for loans and receivables that are not individually significant. If the Group determines that no objective evidence of impairment exists for an individually assessed loans and receivables, whether significant or not, it includes the asset in a group of loans and receivables with similar credit risk characteristics and collectively assesses them for impairment. Loans and receivables that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

If, in a subsequent year, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account. Any subsequent reversal of an impairment loss is recognized in the consolidated statement of profit or loss, to the extent that the carrying value of the asset does not exceed amortized cost at the reversal date.

In relation to trade and other receivables, a provision for impairment is made when there is objective evidence (such as the probability of insolvency or significant financial difficulties of the debtor and significant changes in the technological, market, economic or legal environment that have an adverse effect on the debtor) that the Group will not be able to collect all of the amounts due under the original terms of an invoice.

Derecognition of loans and receivables

For financial assets classified as loans and receivables, the financial asset (or, where applicable a part of a financial asset or part of a group of similar financial assets) is primarily derecognized (i.e., removed from the Group’s consolidated statement of financial position) when:

(i)	the rights to receive cash flows from the asset have expired; or
(ii)	the Group has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a “pass-through” arrangement; and either (a) has transferred substantially all the risks and rewards of the asset, or (b) has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

When the Group has transferred its rights to receive cash flows from an asset or has entered into a pass-through arrangement, it evaluates if and to what extent it has retained the risks and rewards of ownership. When it has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the Group continues to recognize the transferred asset to the extent of the Group's continuing involvement. In that case, the Group also recognizes an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Group has retained.

Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Group could be required to repay.

(h)	Financial liabilities at amortized cost

Financial liabilities including trade payables, amounts due to related companies and the Shareholder, and other payables and certain accrued liabilities are initially stated at fair value less directly attributable transaction costs and are subsequently measured at amortized cost, using the effective interest rate. The related interest expense is recognized within “finance costs” in the consolidated statement of profit or loss.

Gains and losses are recognized in the consolidated statement of profit or loss when the liabilities are derecognized as well as through the amortization process.

Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the effective interest rate. The effective interest rate amortization is included in finance costs in the statement of profit or loss.

Fair value

As of December 31, 2016 and 2017, the carrying values of these financial liabilities approximate their fair values due to the short-term maturities of these instruments.

The Group had no financial liabilities measured at fair value on a recurring or a non-recurring basis as of December 31, 2016 and 2017.

Derecognition of financial liabilities

A financial liability is derecognized when the obligation under the liability is discharged or cancelled, or expires.

When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a derecognition of the original liability and a recognition of a new liability, and the difference between the respective carrying amounts is recognized in the consolidated statement of profit or loss.

Offsetting of financial instruments

Financial assets and liabilities are offset and the net amount reported in the consolidated statement of financial position, if and only if, there is a currently enforceable legal right to offset the recognized amounts and there is an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.

(i)	Inventories

Inventories are stated at the lower of cost and net realizable value. Cost is determined by the weighted-average method. Net realizable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal. Major types of inventories include:

·	Materials and supplies which consist of extracted raw ore, auxiliary materials, spare parts and other consumables; and
·	Finished goods.

(j)	Cash and cash equivalents

For the purpose of the consolidated statement of cash flows, cash and cash equivalents comprise cash on hand and demand deposits, and short-term highly liquid investments that are readily convertible into known amounts of cash, are subject to an insignificant risk of changes in value, and have a short-term maturity of generally within three months when acquired, less bank overdrafts which are repayable on demand and form an integral part of the Group’s cash management.

For the purpose of the consolidated statement of financial position, cash and cash equivalents comprise cash on hand and at banks, including term deposits, and assets similar in nature to cash, which are not restricted as to use.

(k)	Employee benefits

Pension obligations

The Group contributes on a monthly basis to various defined contribution retirement benefit plans administered by the PRC government. The relevant government agencies undertake to assume the retirement benefit obligation payable to all existing and future retired employees under these plans and the Group has no further obligation for post-retirement benefits beyond the contributions made. Further information is set out in Note 14.

Housing funds

All full-time employees of the Group are entitled to participate in various government-sponsored housing funds. The Group contributes on a monthly basis to these funds based on certain percentages of the salaries of the employees. The Group's liability in respect of these funds is limited to the contributions payable in each year.

(l)	Asset retirement obligations

The Group’s legal or constructive obligations associated with the retirement of non-financial assets are recognized at fair value at the time the obligations are incurred and if it is probable that an outflow of resources will be required to settle the obligation, and a reasonable estimate of fair value can be made. Upon initial recognition of a liability, a corresponding amount is capitalized as part of the carrying amount of the related property, plant and equipment. Asset retirement obligations are regularly reviewed by management and are revised for changes in future estimated costs and regulatory requirements. Changes in the estimated timing of retirement or future estimated costs are dealt prospectively by recording an adjustment against the carrying value of the provision and a corresponding adjustment to property and equipment. Depreciation of the capitalized asset retirement cost is generally determined on a units-of-production basis. Accretion of the asset retirement obligation is recognized over time and generally will escalate over the life of the producing asset, typically as production declines. Accretion is included in the finance costs in the consolidated statement of profit or loss. Any difference between the recorded obligation and the actual costs of reclamation is recorded in the consolidated statement of profit or loss in the period the obligation is settled.

(m)	Borrowing costs

Borrowing costs consist of interest and other costs that an entity incurs in connection with the borrowing of funds. Borrowing costs directly relating to the acquisition, construction or production of a qualifying asset that necessarily takes a substantial period of time to get ready for its intended use or sale are capitalized as part of the cost of the respective assets. The capitalization of such borrowing costs ceases when the assets are substantially ready for their intended use or sale. All other borrowing costs are expensed in the period in which they are incurred.

(n)	Revenue recognition

The Group sells its products pursuant to sales contracts entered into with its customers. Revenue for all products is recognized when the significant risks and rewards of ownership have passed to the customer, provided that the Group does not maintain neither managerial involvement to the degree usually associated with ownership nor effective control over the goods sold, and when collectability is reasonably assured. The passing of the significant risks and rewards of ownership to the customer is based on the terms of the sales contract, generally upon delivery and acceptance of the product by the customer.

In accordance with the relevant tax laws in the PRC, value-added tax (“VAT”) is levied on the invoiced value of sales and is payable by the purchaser. The Group is required to remit the VAT it collects to the tax authority, but may deduct the VAT it has paid on eligible purchases. The difference between the amounts collected and paid is presented as VAT recoverable or payable in the consolidated statement of financial position. The Group recognizes revenues net of VAT.

(o)	Government grants

Government grants are recognized at their fair value where there is reasonable assurance that the grant will be received and all attaching conditions will be complied with. When the grant relates to an expense item, it is recognized as income on a systematic basis over the period that the costs, which it is intended to compensate, are expensed.

Where the grant relates to an asset, the fair value is credited to a deferred income account and is released to the consolidated statement of profit or loss over the expected useful life of the relevant asset by equal annual instalments or deducted from the carrying amount of the asset and released to the consolidated statement of profit or loss by way of a reduced depreciation charge.

(p)	Income taxes

Income tax comprises current and deferred tax. Income tax relating to items recognized outside profit or loss is recognized outside profit or loss, either as other comprehensive income or loss, or directly in equity.

Current tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantially enacted, by the end of the reporting date, taking into consideration interpretations and practices prevailing in the countries where the Group operates and generates taxable income.

Deferred tax is provided, using the liability method, on all temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

Deferred tax liabilities are recognized for all taxable temporary differences, except:

·	when the deferred tax liability arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and

·	in respect of taxable temporary differences associated with investments in subsidiaries, where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized, except:

·	where the deferred tax assets relating to the deductible temporary differences arise from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and

·	in respect of deductible temporary differences associated with investments in subsidiaries, deferred tax assets are only recognized to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are reassessed at each reporting date and are recognized to the extent that it is probable that it has become probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be recovered.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.

Deferred tax assets and deferred tax liabilities are offset if and only if the Group has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities which intend either to settle current tax liabilities and assets on a net basis, or to realize the assets and settle the liabilities simultaneously, in each future period in which significant amounts of deferred tax liabilities or assets are expected to be settled or recovered.

(q)	Foreign currencies

The functional currency of substantially all the operations of the Group is the CNY, the national currency of the PRC. Transactions denominated in currencies other than the CNY recorded by the entities of the Group are initially recorded using their respective functional currency rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies have been translated into CNY at the functional currency rates of exchange prevailing at the end of the reporting period. The resulting exchange gains or losses are credited or charged to the consolidated statement of profit or loss. Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates at the date of the initial transactions.

The consolidated financial statements of certain overseas subsidiary operations with a functional currency other than the CNY have been translated into CNY. The assets and liabilities of these entities have been translated using the exchange rates prevailing at the reporting date and their consolidated statements of profit or loss have been translated using the weighted average exchange rate for the year. Resulting translation adjustments are reported as a separate component of other comprehensive income.

On disposal of a foreign operation, the deferred cumulative amount recognized in equity relating to that particular foreign operation is recognized in the consolidated statement of profit or loss.

(r)	Convenience translation

The consolidated financial statements are stated in CNY. The translation of amounts from CNY into US$ is included solely for the convenience of the readers and has been made at the rate of exchange quoted by UKForex on December 31, 2017 of US$1.00 = CNY6.5067. No representation is made that the CNY amounts could have been, or could be, converted into US$ at that rate on December 31, 2017 or at any other date.

(s)	Provisions

A provision is recognized when a present obligation (legal or constructive) has arisen as a result of a past event and it is probable that a future outflow of resources will be required to settle the obligation, provided that a reliable estimate can be made of the amount of the obligation.

When the effect of discounting is material, the amount recognized for a provision is the present value at the end of the reporting period of the future expenditures expected to be required to settle the obligation. The increase in the discounted present value amount arising from the passage of time is included in finance costs in the consolidated statement of profit or loss.

(t)	Leases

Leases that transfer substantially all the rewards and risks of ownership of assets to the Group, other than legal title, are accounted for as finance leases. At the inception of a finance lease, the cost of the leased asset is capitalized at the lower of its fair value of the present value of the minimum lease payments and recorded together with the obligation, excluding the interest element, to reflect the purchase and financing. Assets held under capitalized finance leases are included in property, plant and equipment, and depreciated over the shorter of the lease terms and the estimated useful lives of the assets. The finance costs of such leases are charged to the consolidated statement of profit or loss so as to provide a constant periodic rate of charge over the lease terms.

Leases where substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Where the Group is the lessee, rentals payable under operating leases net of any incentives received from the lessor are charged to the consolidated statement of profit or loss on the straight-line basis over the lease terms.

Prepaid land lease payments under operating leases are initially stated at cost and subsequently recognized on the straight-line basis over the lease terms.

(u)	Dividend

Final dividends are recognized as a liability when they are approved by the shareholders in a general meeting.

Interim dividends are simultaneously proposed and declared, because the Company's memorandum and articles of association grant the directors the authority to declare interim dividends. Consequently, interim dividends are recognized immediately as a liability when they are proposed and declared.

2.5	SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of the consolidated financial statements in conformity with IFRSs requires management to make judgements, estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

Estimates and assumptions

The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are discussed below. The Group has based its assumptions and estimates on parameters available when the consolidated financial statements were prepared. Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising beyond the control of the Group. Such changes are reflected in the assumptions when they occur.

(i)       Impairment of property, plant and equipment

Long-lived assets to be held and used, such as property, plant and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. An impairment loss is recognized for the amount by which the asset's carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset's fair value less costs of disposal and value in use. In estimating the recoverable amounts of assets, various assumptions, including future cash flows to be associated with the non-current assets and discount rates, are made. If future events do not correspond to such assumptions, the recoverable amounts will need to be revised, and this may have an impact on the Group's results of operations or financial position.

There were no impairments recognized for the years ended December 31, 2016 and 2017.

(ii)	Income taxes

There are certain transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. The Group recognizes liabilities based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, the differences will be reflected in the income tax and deferred tax provisions in the period in which the determination is made.

(iii)	Provision for asset retirement obligations

The provision for asset retirement obligations is determined by management based on the past experience and best estimation of future expenditures, taking into account existing relevant regulations. However, insofar as the effect on the land and the environment from current mining activities becomes apparent in future years, the estimate of the associated costs may be subject to revision from time to time.